UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2018

VistaGen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2018, VistaGen Therapeutics, Inc. (the “Company”) exercised the option (the “PH10 Option”) previously granted to the Company by Pherin Pharmaceuticals, Inc. (“Pherin”) to acquire an exclusive license for the worldwide rights to develop and commercialize PH10 (the “PH10 License”), a first-in-class investigational neuroactive steroid drug candidate administered as a nasal spray, currently in Phase 2 development for the treatment of major depressive disorder (“MDD”). As a part of the Company’s acquisition of the PH10 License, the Company and Pherin executed the license agreement that was previously negotiated by the parties and attached to the PH10 Option as Exhibit B (the “PH10 Agreement”).

As consideration for the exercise of the option and acquisition of the PH10 License, the Company issued to Pherin $2.0 million of the Company’s unregistered common stock, par value $0.001 per share (“Common Stock”), or a total of 925,926 shares, which was based on the closing price of the Company’s Common Stock on October 23, 2018, as reported on the Nasdaq Capital Market (the “PH10 Shares”). In the event certain regulatory-based milestones are achieved, the Company will also pay to Pherin cash payments and royalties upon attainment of the applicable milestones.

The foregoing description of the PH10 Agreement, does not purport to be complete, and is qualified in its entirety by reference to the PH10 Agreement, a copy of which will be filed as an exhibit to the Company’s next periodic report filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above with respect to the issuance of the PH10 Shares.

The issuance of the the PH10 Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act. The PH10 Shares have not been registered under the Securities Act or any other applicable securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act.

Item 8.01 Other Events.

The Company today issued a press release announcing the acquisition of the PH10 License. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein. The information in this Item 8.01 and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Exhibits.

See Exhibit Index.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: October 26, 2018	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by VistaGen Therapeutics Inc., dated October 25, 2018.